Settlement Statement

Prime Credit Card Master Trust					13-Nov-02
					09:49 AM
Settlement Statement
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Distribution Date:					15-Nov-02

Monthly Period:		October, 2002
		06-Oct-02
		02-Nov-02

(i) Collections					$353,695,004
Finance Charge					40,801,084
Principal					312,893,921

(ii) Investor Percentage - Principal Collections					02-Nov-02

	Series 2000-1				24.8%
	A				20.8%
	B				2.0%
	C				2.0%

	Series 1992-3				23.6%
	A				19.5%
	B				4.1%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.8%
	A				20.8%
	B				2.0%
	C				2.0%

	Series 1992-3				23.6%
	A				19.5%
	B				4.1%

(iv) Distribution Amount per $1,000				15-Nov-02

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.654
	A				0.793
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$238,072.42

(v) Allocation to Principal per $1,000				15-Nov-02

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Nov-02

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.654
	A				0.793
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$238,072.42

(vii) Investor Default Amount

	Series 2000-1				$3,040,006.58
	A				$2,553,554.46
	B				243,226.06
	C				243,226.06

	Series 1992-3				$1,709,015.29
	A				1,409,937.61
	B				299,077.68

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$408,718.36
	A				337,192.65
	B				71,525.71

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			02-Nov-02		$2,021,669,189.25
Principal Receivables in Trust					$1,921,495,480.92

(xii) Invested Amount			02-Nov-02

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$454,300,114.78
	A				374,797,594.69
	B				79,502,520.09

(xiii) Enhancement					NA

(xiv) Pool Factor

(xv) Yield Factor					10.497%
Finance Charge Receivables Factor					4.955%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			84.33%	$1,595,592,039
	30 days			8.92%	$168,989,311
	60 days			2.06%	$39,029,481
	90 days			1.23%	$23,225,059
	120 days			1.03%	$19,480,137
	150 days			1.10%	$20,748,679
	180 days+			1.33%	$25,073,094
	Total			100.00%	$1,892,137,800

	Balance in Excess-Funding Account				$0